                         ANNUAL REPORT / OCTOBER 31 2000

                       AIM GLOBAL FINANCIAL SERVICES FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                   THE BANKER AND HIS WIFE BY QUENTIN METSYS

       THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR

    FORTUNES FOR SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS.

      THE GOLDSMITHS WOULD ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE

       VALUE OF THE COINS DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND

       CIRCULATED, RATHER THAN CASHED IN, AND THE GOLDSMITHS PROFITED BY

     CHARGING INTEREST ON THE LOANS THEY GRANTED USING THE GOLD AND SILVER

                              IN THEIR POSSESSION.

                     -------------------------------------

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial-services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 10/31/00, the fund paid distributions of $4.1822 per Class A share and $4.0692 per Class B and Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the performance history page that follows. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 38.63%; five years, 21.48%; inception (5/31/94), 17.72%. Class B shares, one year, 39.79%; five years, 21.89%; inception (5/31/94), 18.05%. Class C shares, one year, 43.79%; inception (3/1/99), 28.68%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
    [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
    Robert H.       from the funds' board and will soon retire as A I M
     Graham,        Management Group's chairman after a long, successful career
   Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
    THE FUND        always admired him. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FINANCIAL STOCKS GAIN FAVOR DURING MARKET UNCERTAINTY

THE STOCK MARKET HAS BEEN QUITE VOLATILE FOR MOST OF THE PAST YEAR. HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM?
With interest-rate concerns abating, AIM Global Financial Services Fund has reaped the benefits of the resurgence of financial stocks. For the fiscal year ended October 31, 2000, the fund posted total returns of 30.06% for Class A shares, 29.40% for Class B shares and 29.40% for Class C shares. (These returns are at net asset value, which does not include sales charges.)
    The fund far outperformed the MSCI AC World Index, which had a return of 0.85% for the same one-year period, and the Lipper Financial Services Fund Index, with a return of 12.07% for the fiscal year. Net assets in the fund shot up from $81.9 million to $208.7 million during the fiscal year.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
Markets rallied strongly during the first half of the fiscal year, but experienced a choppy, downward trend in the second half. In late 1999 and early 2000, technology stocks led the surge, with the tech-laden Nasdaq soaring to record levels well into March. However, investor concern about possible overvaluations sparked a sharp tech sell-off late in the month. Investors were also concerned that the Federal Reserve Board (the Fed) would keep raising interest rates to slow torrid economic growth and to contain inflation. The ensuing sell-off affected nearly every stock-market sector in April and caused severe market volatility.
    Amid mounting evidence that economic growth was slowing, markets rallied in May and June at the prospect of no more Fed rate hikes. Indeed, the Fed left interest rates unchanged for the rest of the fiscal year. However, in late summer and early fall, a combination of rising oil prices, unrest in the Middle East and concern about corporate earnings created another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro negatively affected profit margins.
   Major market indexes such as the Nasdaq peaked fairly early in 2000, and as of the close of the fiscal year they had not regained those levels. Even so, most market indexes recorded gains for the 12-month reporting period. After tech stocks faded, stocks in several other sectors--including financial services, health care, energy and utilities--posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. And while growth stocks outperformed value stocks during the first half of the year, value made a comeback in the second half, leaving growth behind.

HOW DID THE MARKET ENVIRONMENT AFFECT FINANCIAL STOCKS?
The financial sector has benefited from the leveling off of interest rates and the broadening of the general market. As growth in the sector has started to accelerate--coupled with what is seen as a positive environment for financials--more investors have moved into the sector. Financials have also been viewed as an attractive, more stable option for investors looking to mitigate some of the market's volatility, especially among tech stocks.
    Additionally, the financial sector continues to gain from consolidation, which is being driven by the belief that size and scale are necessary to compete in the global market. Such consolidation has not just been happening among U.S. financial companies. Indeed, European companies have been buying up U.S. asset managers

================================================================================

FUND PERFORMANCE

FUND OUTPERFORMS INDEXES

For fiscal year ending 10/31/00, excluding
sales charges
================================================================================
FUND CLASS A SHARES                          30.06%

FUND CLASS B SHARES                          29.40%

FUND CLASS C SHARES                          29.40%

MSCI AC WORLD INDEX                           0.85%

LIPPER FINANCIAL SERVICES FUND INDEX         12.07%
================================================================================

GROWTH OF NET ASSETS

10/31/99-10/31/00, in millions
================================================================================
10/31/99       $ 81.9

10/31/00       $208.7
================================================================================

                     -------------------------------------

                          WITH INTEREST-RATE CONCERNS

                              ABATING, AIM GLOBAL

                            FINANCIAL SERVICES FUND

                            HAS REAPED THE BENEFITS

                              OF THE RESURGENCE OF

                               FINANCIAL STOCKS.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

left and right during 2000 to gain entry into U.S. markets and also to add money-managing expertise to their domestic offerings.
    All these factors have contributed to positive momentum among financial stocks. Still, within the sector there has been some diversion of performance. For example, trust and custody banks have greatly benefited from the outsourcing trend both in the United States and overseas, and asset managers have been buoyed by consolidation and investors' flight to their more stable earnings stream. Conversely, traditional regional banks have been dragged down by burgeoning unease regarding credit problems in their loan portfolios.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
We continued to focus on those areas in the financial sector where we see the most growth, such as asset managers, brokerage firms, investment banks and custody and trust banks. The earnings growth that led us to companies in these groups continued to be strong, and the market rewarded them with improving valuations that contributed to the fund's performance.
    The fund was still underweighted in regional banks because of earnings and performance weakness in that group. Our small weighting in foreign stocks is virtually unchanged from a year ago as we continue to find the best fundamentals in U.S. companies.

WHAT WERE SOME COMPANIES YOU FAVORED?
Among brokerages, we liked the venerable Lehman Brothers, the country's third-largest brokerage firm. The company reported a 58% jump in third-quarter profits, boosted by stock and bond trading, strong IPO markets in the United States and strong capital markets in Europe.
    Marsh & McLennan, the world's largest insurance brokerage and a fund holding, also performed well. The company reported a 26% rise in third-quarter earnings over the previous year, boosted by its asset management division and its core insurance operation.
    Among the major banks we liked was Bank of New York. One of the nation's largest banks, Bank of New York saw its third-quarter profits rise 16% on the strength of its loan operations and foreign exchange trading.
    New to our list of top holdings is Concord EFS. As a supplier of the infrastructure for cashless commerce, Concord EFS provides electronic payment and verification terminals and processes credit and debit card transactions for retailers. The company reported a 38% rise in third-quarter revenue over the previous year.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The economic climate appeared favorable for stocks at the close of the reporting period despite often-extreme market volatility. The nation's unemployment rate had fallen to its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, started to pick up again. And inflation was moderate despite higher oil prices.
    Many analysts argue that the fundamentals for financials, such as earnings growth, are so powerful that such stocks could continue to outpace the market in the long run. If the economy makes its soft landing (as it now appears poised to do) and interest rates remain stable, financial-services companies should benefit and their stocks should remain strong, an environment in which the fund should continue to flourish.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets
========================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
  1. Bank of New York Co., Inc. (The)      4.33%         1. Investment Banking/Brokerage         15.90%
  2. Citigroup Inc.                        4.05          2. Financial (Diversified)              15.68
  3. Investors Financial Services Corp.    3.81          3. Banks (Major Regional)               14.68
  4. Marsh & McLennan Cos., Inc.           3.52          4. Investment Management                 8.55
  5. Chase Manhattan Corp. (The)           3.25          5. Insurance Brokers                     5.96
  6. Lehman Brothers Holdings Inc.         3.25          6. Consumer Finance                      5.86
  7. American International Group, Inc.    2.99          7. Services (Data Processing)            4.65
  8. Morgan Stanley Dean Witter & Co.      2.66          8. Banks (Money Center)                  4.60
  9. Concord EFS, Inc.                     2.65          9. Insurance (Multi-Line)                3.75
 10. American Express Co.                  2.59         10. Banks (Regional)                      3.16

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                     read the same AIM report you are read-

                     ing now--online. Once you sign up for

                    the service, we will send you a link to

                    the report via e-mail. If you choose to

                   receive your reports online, you will not

                     receive a paper copy by mail. You may

                   cancel the service at any time by visiting

                                 our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                      AIM Account." Log into your account

                       and then click on the "View Other

                         Account Options" dropdown menu

                            and select "eDelivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL FINANCIAL SERVICES FUND VS. BENCHMARK INDEX

5/31/94-10/31/00
 in thousands
================================================================================
          AIM Global Financial           AIM Global Financial        MSCI AC
Date  Services Fund, Class A Shares  Services Fund, Class B Shares  World Index
--------------------------------------------------------------------------------
5/31/94              9525                      10000                 10000
10/94                9683                      10149                 10574.6
10/95                9933                      10350                 11327.7
10/96               11941                      12401                 13095.3
10/97               15513                      16013                 15156.9
10/98               15905                      16346                 17090.9
10/99               21729                      22216                 21604.2
10/00               28260                      28747                 21788
                   $28260                     $28747                $21788

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A and Class B shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to this benchmark over the period 5/31/94-10/31/00. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI AC World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
   Inception (5/31/94)               17.57%
   5 Years                           22.07
   1 Year                            23.87*
   *30.06% excluding sales charges

CLASS B SHARES
   Inception (5/31/94)               17.88%
   5 Years                           22.49
   1 Year                            24.40*
   *29.40% excluding CDSC

CLASS C SHARES
   Inception (3/1/99)                27.42%
   1 Year                            28.40*
   *29.40% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-85.53%

BANKS (MAJOR REGIONAL)-13.22%

Bank of New York Co., Inc. (The)       157,000   $    9,037,312
---------------------------------------------------------------
FleetBoston Financial Corp.            130,000        4,940,000
---------------------------------------------------------------
Mellon Financial Corp.                  47,000        2,267,750
---------------------------------------------------------------
PNC Financial Services Group            39,000        2,608,125
---------------------------------------------------------------
State Street Corp.                      27,000        3,367,980
---------------------------------------------------------------
Wells Fargo Co.                        116,000        5,372,250
===============================================================
                                                     27,593,417
===============================================================

BANKS (MONEY CENTER)-3.78%

Bank of America Corp.                   23,000        1,105,437
---------------------------------------------------------------
Chase Manhattan Corp. (The)            149,000        6,779,500
===============================================================
                                                      7,884,937
===============================================================

BANKS (REGIONAL)-1.96%

Firstar Corp.                          121,000        2,382,187
---------------------------------------------------------------
Silicon Valley Bancshares(a)            37,000        1,711,250
===============================================================
                                                      4,093,437
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-1.50%

Henry (Jack) & Associates               30,000        1,650,000
---------------------------------------------------------------
Intuit Inc.(a)                          24,000        1,474,500
===============================================================
                                                      3,124,500
===============================================================

CONSUMER FINANCE-5.86%

Capital One Financial Corp.             78,000        4,923,750
---------------------------------------------------------------
MBNA Corp.                              96,000        3,606,000
---------------------------------------------------------------
Providian Financial Corp.               35,600        3,702,400
===============================================================
                                                     12,232,150
===============================================================

ELECTRICAL EQUIPMENT-1.55%

General Electric Co.                    59,000        3,233,937
===============================================================

FINANCIAL (DIVERSIFIED)-14.96%

American Express Co.                    90,000        5,400,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         25,000          928,125
---------------------------------------------------------------
Citigroup Inc.                         160,666        8,455,048
---------------------------------------------------------------
Fannie Mae                              33,500        2,579,500
---------------------------------------------------------------
Freddie Mac                             44,000        2,640,000
---------------------------------------------------------------
J.P. Morgan & Co., Inc.                 28,000        4,634,000
---------------------------------------------------------------
PMI Group, Inc. (The)                   31,500        2,327,062
---------------------------------------------------------------
SEI Investments Co.                     47,000        4,265,250
===============================================================
                                                     31,228,985
===============================================================

INSURANCE (LIFE/HEALTH)-2.49%

AFLAC, Inc.                             59,000        4,310,687
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)

Nationwide Financial Services,
  Inc.-Class A                          18,000   $      875,250
===============================================================
                                                      5,185,937
===============================================================

INSURANCE (MULTI-LINE)-2.99%

American International Group,
  Inc.                                  63,750        6,247,500
===============================================================

INSURANCE (PROPERTY-CASUALTY)-2.14%

Radian Group Inc.                       63,000        4,465,125
===============================================================

INSURANCE BROKERS-5.96%

Aon Corp.                              123,000        5,096,813
---------------------------------------------------------------
Marsh & McLennan Cos., Inc.             56,200        7,348,150
===============================================================
                                                     12,444,963
===============================================================

INVESTMENT BANKING/BROKERAGE-15.14%

Goldman Sachs Group, Inc. (The)         43,000        4,291,938
---------------------------------------------------------------
Legg Mason, Inc.                        72,000        3,739,500
---------------------------------------------------------------
Lehman Brothers Holdings, Inc.         105,200        6,785,400
---------------------------------------------------------------
Merrill Lynch & Co., Inc.               54,000        3,780,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.        69,200        5,557,623
---------------------------------------------------------------
Schwab (Charles) Corp. (The)            75,300        2,644,913
---------------------------------------------------------------
TD Waterhouse Group, Inc.(a)           147,000        2,434,688
---------------------------------------------------------------
Waddell & Reed Financial,
  Inc.-Class A                          74,000        2,358,750
===============================================================
                                                     31,592,812
===============================================================

INVESTMENT MANAGEMENT-7.64%

Affiliated Managers Group,
  Inc.(a)                               21,000        1,262,625
---------------------------------------------------------------
Alliance Capital Management
  Holding L.P.                          45,000        2,160,000
---------------------------------------------------------------
Investors Financial Services
  Corp.                                111,000        7,957,313
---------------------------------------------------------------
Stilwell Financial, Inc.               101,700        4,557,431
===============================================================
                                                     15,937,369
===============================================================

SAVINGS & LOAN COMPANIES-1.69%

Golden West Financial Corp.             63,000        3,531,938
===============================================================

SERVICES (DATA PROCESSING)-4.65%

Concord EFS, Inc.(a)                   134,000        5,535,875
---------------------------------------------------------------
First Data Corp.                        83,000        4,160,375
===============================================================
                                                      9,696,250
===============================================================
    Total Domestic Common Stocks
      (Cost $131,621,239)                           178,493,257
===============================================================

FOREIGN STOCKS-8.32%

BERMUDA-1.15%

ACE Ltd.
  (Insurance-Property-Casualty)         61,000        2,394,250
===============================================================

CANADA-0.81%

AGF Management Ltd.-Class B
  (Investment Management)              101,000        1,679,696
===============================================================

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS-(CONTINUED)

FRANCE-1.56%

Assurances Generales de France
  (Insurance-Multi-Line)                28,700   $    1,570,975
---------------------------------------------------------------
BNP Paribas (Banks-Major
  Regional)                              7,500          646,671
---------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)                18,200        1,033,299
===============================================================
                                                      3,250,945
===============================================================

GERMANY-0.30%

Tecis Holding A.G.
  (Computers-Software & Services)        8,600          621,823
===============================================================

HONG KONG-1.19%

Dah Sing Financial Group
  (Banks-Regional)                     580,800        2,494,781
===============================================================

JAPAN-0.76%

Nikko Securities Co., Ltd. (The)
  (Investment Banking/Brokerage)        94,000          811,511
---------------------------------------------------------------
Nomura Securities Co., Ltd.
  (Investment Banking/Brokerage)        37,000          784,998
===============================================================
                                                      1,596,509
===============================================================

MEXICO-0.72%

Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)           966,000        1,501,230
===============================================================

                                                     MARKET
                                     SHARES          VALUE
NETHERLANDS-0.36%

Aegon N.V.
  (Insurance-Life/Health)               18,526   $      747,987
===============================================================

SINGAPORE-0.82%

DBS Group Holdings Ltd.
  (Banks-Money Center)                 146,040        1,721,248
===============================================================

SWITZERLAND-0.22%

Julius Baer Holding A.G.-Class B
  (Banks-Major Regional)                    95          470,428
===============================================================

UNITED KINGDOM-0.43%

Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                39,600          889,145
===============================================================
    Total Foreign Stocks (Cost
      $14,601,545)                                   17,368,042
===============================================================

MONEY MARKET FUNDS-7.60%

STIC Liquid Assets Portfolio(b)      7,926,160        7,926,160
---------------------------------------------------------------
STIC Prime Portfolio(b)              7,926,160        7,926,160
===============================================================
    Total Money Market Funds (Cost
      $15,852,320)                                   15,852,320
===============================================================
TOTAL INVESTMENTS-101.45% (Cost $162,075,104)       211,713,619
---------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(1.45%)                (3,033,418)
---------------------------------------------------------------
NET ASSETS-100.00%                               $  208,680,201
_______________________________________________________________
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $162,075,104)                                 $211,713,619
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,392,553
------------------------------------------------------------
  Fund shares sold                                 2,114,208
------------------------------------------------------------
  Dividends                                          254,728
------------------------------------------------------------
Collateral for securities loaned                      82,365
------------------------------------------------------------
Other assets                                          24,315
============================================================
    Total assets                                $215,581,788
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,009,453
------------------------------------------------------------
  Fund shares reacquired                             247,962
------------------------------------------------------------
  Collateral upon return of securities loaned         82,365
------------------------------------------------------------
Accrued advisory fees                                222,630
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            144,076
------------------------------------------------------------
Accrued trustees' fees                                   916
------------------------------------------------------------
Accrued transfer agent fees                           42,714
------------------------------------------------------------
Accrued operating expenses                           147,236
============================================================
    Total liabilities                              6,901,587
============================================================
Net assets applicable to shares outstanding     $208,680,201
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 95,393,307
____________________________________________________________
============================================================
Class B                                         $ 92,342,864
____________________________________________________________
============================================================
Class C                                         $ 20,944,030
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            3,838,859
____________________________________________________________
============================================================
Class B                                            3,825,860
____________________________________________________________
============================================================
Class C                                              867,729
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      24.85
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.85 divided by
      95.25%)                                   $      26.09
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      24.14
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      24.14
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $22,386)                                       $ 1,332,092
------------------------------------------------------------
Dividends from affiliated money market funds         690,406
------------------------------------------------------------
Interest                                               1,441
------------------------------------------------------------
Security lending income                               13,796
============================================================
    Total investment income                        2,037,735
============================================================

EXPENSES:

Advisory fees                                      1,192,263
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        27,220
------------------------------------------------------------
Distribution fees -- Class A                         270,409
------------------------------------------------------------
Distribution fees -- Class B                         601,612
------------------------------------------------------------
Distribution fees -- Class C                          76,274
------------------------------------------------------------
Transfer agent fees                                  301,421
------------------------------------------------------------
Trustees' fees                                         9,675
------------------------------------------------------------
Other                                                251,024
============================================================
    Total expenses                                 2,779,898
============================================================
Less: Expense reimbursement                           (2,650)
------------------------------------------------------------
    Expenses paid indirectly                          (1,819)
============================================================
    Net expenses                                   2,775,429
============================================================
Net investment income (loss)                        (737,694)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            3,538,391
------------------------------------------------------------
  Foreign currencies                                 (41,849)
------------------------------------------------------------
  Option contracts written                            31,268
============================================================
                                                   3,527,810
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           31,447,967
------------------------------------------------------------
  Foreign currencies                                  (9,885)
============================================================
                                                  31,438,082
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 34,965,892
============================================================
Net increase in net assets resulting from
  operations                                     $34,228,198
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (737,694)   $   (280,309)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              3,527,810      18,854,118
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           31,438,082       8,883,185
==========================================================================================
    Net increase in net assets resulting from operations        34,228,198      27,456,994
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (343,444)        (27,914)
------------------------------------------------------------------------------------------
  Class B                                                         (299,755)             --
------------------------------------------------------------------------------------------
  Class C                                                          (16,237)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                   (29,048)        (62,446)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (5,350,283)        (50,561)
------------------------------------------------------------------------------------------
  Class B                                                       (8,341,879)        (88,384)
------------------------------------------------------------------------------------------
  Class C                                                         (287,630)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (226,554)        (16,133)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       54,920,598      (6,952,812)
------------------------------------------------------------------------------------------
  Class B                                                       34,809,580     (14,361,940)
------------------------------------------------------------------------------------------
  Class C                                                       18,134,821         578,307
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (431,451)    (11,056,810)
==========================================================================================
    Net increase (decrease) in net assets                      126,766,916      (4,581,699)
==========================================================================================

NET ASSETS:

  Beginning of year                                             81,913,285      86,494,984
==========================================================================================
  End of year                                                 $208,680,201    $ 81,913,285
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $156,893,899    $ 46,550,387
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        17,702         736,025
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          2,141,329      16,437,684
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          49,627,271      18,189,189
==========================================================================================
                                                              $208,680,201    $ 81,913,285
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. At a meeting held on May 23 and 24, 2000, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund, which had invested substantially all of its investable assets in the Global Financial Services Portfolio (the "Portfolio"), a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by Shareholders of the Fund at a meeting held on September 1, 2000 and was completed on September 8, 2000.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $707,855, undistributed net realized gains decreased by $3,617,819 and paid in capital increased by $2,909,964 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM reimbursed expenses of $2,650.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $17,089 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $270,409, $601,612 and $76,274, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $133,801 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $10,205 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,717 and reductions in custodian fees of $102 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,819.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $80,750 were on loan to brokers. The loans were secured by cash collateral of $82,365 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $13,796 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $131,748,172 and $46,041,929, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $49,594,650
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (183,390)
=========================================================
Net unrealized appreciation of investment
  securities                                  $49,411,260
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $162,302,359.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               280         157,233
---------------------------------------------------------
Closed                               (280)       (157,233)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,708,161    $ 84,155,054       833,262    $ 17,299,042
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,343,916      50,065,435       676,623      13,852,370
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       910,841      19,615,087        32,543         712,656
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 70,059       1,508,705        27,443         605,576
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        273,338       5,297,291         4,035          73,215
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        424,196       8,021,011         4,616          82,070
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                        11,109         210,474            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 12,981         253,124         4,287          78,579
======================================================================================================================
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                        105,329       2,017,059            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                               (104,619)     (2,017,059)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (1,582,015)    (36,548,806)   (1,170,739)    (24,325,069)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,131,468)    (23,276,866)   (1,411,988)    (28,296,380)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (80,911)     (1,690,740)       (5,853)       (134,349)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (8,213)       (176,221)     (537,683)    (11,740,965)
======================================================================================================================
                                                               4,952,704    $107,433,548    (1,543,454)   $(31,793,255)
______________________________________________________________________________________________________________________
======================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                              2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $23.23     $17.05     $17.22     $14.20     $11.92
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)     (0.02)      0.07       0.04       0.05
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        5.87       6.25       0.37       3.97       2.36
=================================================================================================================
    Total from investment operations                            5.80       6.23       0.44       4.01       2.41
=================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.25)     (0.02)     (0.01)        --      (0.12)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.93)     (0.03)     (0.60)     (0.99)     (0.01)
=================================================================================================================
    Total distributions                                        (4.18)     (0.05)     (0.61)     (0.99)     (0.13)
=================================================================================================================
Net asset value, end of period                                $24.85     $23.23     $17.05     $17.22     $14.20
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                30.06%     36.62%      2.53%     29.91%     20.21%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $95,393    $30,987    $28,433    $29,639     $7,302
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.00%(c)   1.99%      1.97%      2.29%      2.32%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.00%(c)   2.12%      1.99%      2.36%      3.39%
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.33)%(c) (0.08)%     0.37%      0.23%      0.41%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           41%       107%       111%        91%       103%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $54,081,791.

                                                                                    CLASS B
                                                              ---------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------
                                                              2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $22.67     $16.71     $16.97     $14.06     $11.83
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.18)     (0.12)     (0.02)     (0.04)     (0.01)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        5.72       6.11       0.37       3.94       2.34
=================================================================================================================
    Total from investment operations                            5.54       5.99       0.35       3.90       2.33
=================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.14)        --      (0.01)        --      (0.09)
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.93)     (0.03)     (0.60)     (0.99)     (0.01)
=================================================================================================================
    Total distributions                                        (4.07)     (0.03)     (0.61)     (0.99)     (0.10)
=================================================================================================================
Net asset value, end of period                                $24.14     $22.67     $16.71     $16.97     $14.06
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                29.40%     35.91%      2.08%     29.13%     19.81%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $92,343    $49,619    $48,785    $47,585     $9,886
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.50%(c)   2.49%      2.47%      2.79%      2.82%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.50%(c)   2.62%      2.49%      2.86%      3.89%
=================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.83)%(c) (0.58)%    (0.13)%    (0.27)%    (0.09)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                           41%       107%       111%        91%       103%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $60,161,247.

                                                                        CLASS C
                                                              ----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                2000(a)         1999(a)
                                                              -----------    -------------
Net asset value, beginning of period                            $ 22.67         $19.58
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.18)         (0.08)
------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           5.72           3.17
==========================================================================================
    Total from investment operations                               5.54           3.09
==========================================================================================
Less distributions:
  Dividends from net investment income                            (0.14)            --
------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (3.93)            --
==========================================================================================
    Total distributions                                           (4.07)            --
==========================================================================================
Net asset value, end of period                                  $ 24.14         $22.67
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                   29.40%         15.78%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $20,944         $  605
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   2.50%(c)       2.49%(d)
------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.50%(c)       2.62%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets       (0.83)%(c)     (0.58)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                              41%           107%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $7,627,355.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Financial Services Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Financial Services Fund (the "Fund"), an investment portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on September 1, 2000. The meeting was held for the following purposes:

(1) To approve a new Investment Advisory Agreement for the Fund.

(2) To approve changing the fundamental investment restrictions of the Fund.

(3) To approve making the investment objective of the Fund non-fundamental.

(4) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                   VOTES     WITHHELD/
        MATTER                                                        VOTES FOR   AGAINST   ABSTENTIONS
        ------                                                        ---------   -------   -----------
(1)     Approval of a new Investment Advisory Agreement.............  3,247,549    69,186      116,010
(2)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................  2,368,219    76,090      988,436*
(2)(b)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................  2,345,719    97,974      989,052*
(2)(c)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................  2,349,899    86,981      995,865*
(2)(d)  Modification to or addition of Fundamental Restriction on
        Industry Concentration......................................  2,355,931    81,435      995,379*
(2)(e)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................  2,346,406    95,645      990,694*
(2)(f)  Modification of Fundamental Restriction on Purchasing or
        Selling Commodities.........................................  2,336,309   101,030      995,406*
(2)(g)  Modification of Fundamental Restriction on Making Loans.....  2,328,415   108,884      995,446*
(2)(h)  Modification of Fundamental Policy on Investment in
        Investment Companies........................................  2,352,494    84,569      995,682*
(3)     Approval of Making the Investment Objective of the Fund
        Non-Fundamental.............................................  2,312,309   126,644      993,792*
(4)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Public Accountants of the Fund...............  3,277,044    38,272      117,429

---------------

*  Includes Broker Non-Votes.

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                OFFICERS                              OFFICE OF THE FUND
C. Derek Anderson                                Robert H. Graham                      11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital     Chairman and President                Suite 100
Management, LLC (an investment                                                         Houston, TX 77046
partnership); Chief Executive Officer,           Dana R. Sutton
Plantagenet Holdings, Ltd.                       Vice President and Treasurer          INVESTMENT MANAGER
(an investment banking firm)
                                                 Melville B. Cox                       A I M Advisors, Inc.
Frank S. Bayley                                  Vice President                        11 Greenway Plaza
Partner, law firm of                                                                   Suite 100
Baker & McKenzie                                 Gary T. Crum                          Houston, TX 77046
                                                 Vice President
Robert H. Graham                                                                       TRANSFER AGENT
President and Chief Executive Officer,           Carol F. Relihan
A I M Management Group Inc.                      Vice President and Secretary          A I M Fund Services, Inc.
                                                                                       P.O. Box 4739
Ruth H. Quigley                                  Mary J. Benson                        Houston, TX 77210-4739
Private Investor                                 Assistant Vice President and
                                                 Assistant Treasurer                   CUSTODIAN

                                                 Sheri Morris                          State Street Bank and Trust Company
                                                 Assistant Vice President and          225 Franklin Street
                                                 Assistant Treasurer                   Boston, MA 02110

                                                 Nancy L. Martin                       COUNSEL TO THE FUND
                                                 Assistant Secretary
                                                                                       Kirkpatrick & Lockhart LLP
                                                 Ofelia M. Mayo                        1800 Massachusetts Avenue, N.W.
                                                 Assistant Secretary                   Washington, D.C. 20036-1800

                                                 Kathleen J. Pflueger                  COUNSEL TO THE TRUSTEES
                                                 Assistant Secretary
                                                                                       Paul, Hastings, Janofsky & Walker LLP
                                                                                       Twenty Third Floor
                                                                                       555 South Flower Street
                                                                                       Los Angeles, CA 90071

                                                                                       DISTRIBUTOR

                                                                                       A I M Distributors, Inc.
                                                                                       11 Greenway Plaza
                                                                                       Suite 100
                                                                                       Houston, TX 77046

                                                                                       AUDITORS

                                                                                       PricewaterhouseCoopers LLP
                                                                                       160 Federal Street
                                                                                       Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 5.67% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $6,947,712 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                              EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS                   A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
        MORE AGGRESSIVE                               MORE AGGRESSIVE                       since 1976 and managed approximately
                                                                                            $183 billion in assets for more than
AIM Small Cap Opportunities(1)          AIM Latin American Growth                           eight million shareholders, including
AIM Mid Cap Opportunities(2)            AIM Developing Markets                              individual investors, corporate clients
AIM Large Cap Opportunities(3)          AIM European Small Company                          and financial institutions, as of
AIM Emerging Growth                     AIM Asian Growth                                    September 30, 2000.
AIM Small Cap Growth(4)                 AIM Japan Growth                                         The AIM Family of Funds--Registered
AIM Aggressive Growth                   AIM International Emerging Growth                   Trademark-- is distributed nationwide,
AIM Mid Cap Growth                      AIM European Development                            and AIM today is the eighth-largest
AIM Small Cap Equity                    AIM Euroland Growth                                 mutual fund complex in the United States
AIM Capital Development                 AIM Global Aggressive Growth                        in assets under management, according to
AIM Constellation                       AIM International Equity                            Strategic Insight, an independent mutual
AIM Dent Demographic Trends             AIM Advisor International Value                     fund monitor.
AIM Select Growth                       AIM Global Trends                                        AIM is a subsidiary of AMVESCAP
AIM Large Cap Growth                    AIM Global Growth                                   PLC, one of the world's largest
AIM Weingarten                                                                              independent financial services companies
AIM Mid Cap Equity                                   MORE CONSERVATIVE                      with $414 billion in assets under
AIM Value II                                                                                management as of September 30, 2000.
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                         MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                          MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GFS-AR-1